SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENTAL AGREEMENT  (this “Agreement”) is made and entered into as of this November 19, 2009 (the “Effective Date”), by and between Winder Electric Co., Ltd., a company organized under the laws of the People’s Republic of China (the “PRC”) (“Licensee” or “Winder”) and individuals and entities as set forth in Schedule A  hereto (collectively, the "Licensors").

RECITALS

A.           Licensors owned patents as identified in Schedule B hereto (the “Patents”) and the owners of the trademarks identified in Schedule C hereto (the “Trademarks”), which are used in connection with the business of Deer Consumer Products, Inc., a Nevada corporation (“Deer”), and its wholly owned subsidiaries, Winder, and Delta International, Ltd, a company organized under the laws of the People’s Republic of China (“Delta”) and a wholly owned subsidiary of Winder.

B.           Licensee and Licensors have previously entered into a series of agreements (the “Initial Agreements”) whereby Licensors transferred the Patents and Trademarks to Licensee.

C.           Until the transfer of the Patents and Trademarks have been approved by State Intellectual Property Office of the PRC and the Trademark Office of the State Administration of Industry and Commerce of the PRC (the “Official Approval”), the Licensees have user rights with respect to such intellectual property.

D.           In order to clarify the terms of the user rights granted to the Licensee in the Initial Agreements, the Licensors and Licensee are entering into this Agreement.

E.           The Licensors further want the ownership of any and all patents, trademarks, copyrights and trade secrets, know-how, plans, designs, any other intellectual property or proprietary rights recognized in any country or jurisdiction worldwide, including, without limitation, moral rights and similar rights (collectively, the “Intellectual Property”) arising out of the past or future businesses of Winder, Delta, Deer or any other wholly owned subsidiary of Deer (each a “Deer Entity,” collectively the “Deer Entities”) be owned exclusively by a Deer Entity if not conveyed pursuant to the Initial Agreements.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.           Transfer of Patents and Trademarks

(a)          Intent of Initial Agreements. The parties hereto acknowledge and agree that the intent of the Initial Agreements was to transfer the ownership of the Patents and Trademarks and any and all of the rights attached thereto to the Licensee (“Transfer”) in exchange for Licensee’s termination of a loan to 50HZ Electric Limited, a company incorporated under the laws of Hong Kong SAR, in the amount of $3,314,979.  The Licensee and Licensor acknowledge that the Licensors have user rights to the Patents and Trademarks until the Transfer of ownership receives Official Approval at which time the ownership shall be transferred to Licensor.

(b)          Registration of the Transfer.  Licensors undertake to register the Transfer with the State International Property Office of the PRC and the Trademark Office of the State Administration of Industry and Commerce of the PRC respectively within a reasonable timeframe acceptable to Licensee.  Licensors further undertake to execute any and all such further documents and take any and all such further actions as may be required to complete the aforesaid registration of the Transfer, with assistance as may be reasonably requested from the Licensee.

2.           Grant of License

(a)           License to Use Patents and Trademarks.  The parties hereto acknowledge and confirm that Licensors have granted to Licensee a license (the “License”), effective from the dates of the Initial Agreements, for the world-wide, exclusive, royalty-free, sub-licenseable, assignable, and irrevocable right to use, reproduce, distribute (through one or more tiers), create derivative works of, publicly perform,  publicly display, digitally perform, make, and have, in any media now known or hereafter known, the Patents and Trademarks, all improvements, modifications and enhancements made by Licensors, Deer or Delta, and all derivative works thereof which may not be cancelled by the Licensors until such time as the ownership of such Patents and Trademarks are effectively transferred to Winder pursuant to the PRC laws.

(b)           Registration of the License.  Licensors undertake to file the License with the competent Chinese government authorities for recordal pursuant to the applicable PRC regulations after the execution of this Agreement.  Licensors further undertake to execute any and all such further documents and take any and all such further actions as may be required to complete the aforesaid filing of the License, with assistance as may be reasonably requested from the Licensee.

3.           Warranties.  Licensors shall maintain the registration of the Patents and Trademarks and any other Intellectual Property required to be registered through timely renewal and payment of annual fees, where applicable until such time as the ownership of the relevant Patents and Trademarks and Intellectual Property have been effectively transferred to Winder or another Deer Entity, as the case may be, pursuant to the PRC laws.

4.           Future Intellectual Property.  Licensors agree that all Intellectual Property owned by them arising out of the past or future operations of a Deer Entity not transferred pursuant to the Initial Agreements shall be owned exclusively by a Deer Entity and Licensors shall take all such steps necessary to transfer the ownership of any such Intellectual Property not transferred pursuant to Section 1 hereof.  Until the transfer of all such Intellectual Property receives Official Approval, such Deer Entity shall have a License to such Intellectual Property as set forth in Section 2(a).

5.           Limitation of Liability.

IN NO EVENT SHALL LICENSORS BE LIABLE WITH RESPECT TO ITS OBLIGATIONS HEREUNDER OR OTHERWISE FOR INCIDENTAL, SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING FOR LOST PROFITS, LOSS OF DATA, AND BUSINESS OPPORTUNITY) SUFFERED BY LICENSEE OR ANY THIRD PARTY.

6.           Term and Termination. The term (“Term”) of this Agreement shall commence upon the Effective Date, and continue perpetually.

7.           General Provisions.

(a)           Notices.  All notices and demands hereunder shall be in writing and shall be served by personal service or by mail at the address of the receiving party first set forth in the preamble and in Schedule A of this Agreement (or at such different address as may be designated by such party by written notice to the other party).  All notices or demands by mail shall be by certified or registered mail, return receipt requested, or by nationally-recognized private express courier, and shall be deemed complete upon receipt.

(b)           Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws of the PRC, without regard to principles of conflict of laws.  Licensors and Licensee each agree any dispute between the parties arising from or in connection with to this Agreement and/or the Initial Agreements shall be China International Economic and Trade Arbitration Commission South China Sub-Commission for arbitration in Shenzhen in accordance with its Arbitration Rules then in force.  The arbitration award shall be final and binding upon the parties. During the arbitration period, except for any matters under arbitration, the parties shall continue to perform the Agreement and/or the Initial Agreements.

(c)           Force Majeure.  Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, failure of suppliers to perform, governmental regulations, power failure(s), earthquakes, or other disasters.  Performance times shall be considered to be extended for a period of time equivalent to the time lost because of such delay.

(d)           Headings.  The titles and headings of the various sections and paragraphs in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

(e)           All Amendments in Writing. No supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

(f)           Status of Initial Agreements.  The Initial Agreements are still in full force and effect and this Agreement does not terminate the Initial Agreements.  This Agreement supplements the Initial Agreements.

(g)           No Waiver.  A failure of either party to exercise any right provided for herein shall not be deemed to be a waiver of any right hereunder.

(h)           Entire Agreement.  The parties have read this Agreement and agree to be bound by its terms, and further agree that it, together with all Schedules hereto (the terms of which are incorporated herein by this reference) and the Initial Agreements, constitutes the complete and entire agreement of the parties and supersedes all and merges all previous communications, oral or written, and all other communications between them relating to the subject matter hereof.  No representations or statements of any kind made by either party that are not expressly stated herein shall be binding on such party.  In case there is any conflict or inconsistency between this Agreement and the Initial Agreements, this Agreement shall prevail.  In case the parties hereto execute such further documents pursuant to Articles 1(b) and 2(b) hereof and there is any conflict or inconsistency between such other documents and this Agreement, this Agreement shall prevail.

(i)           Severability.  In the event that any provision of this Agreement is held invalid by a court with jurisdiction over the parties, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the original intentions of the parties in accordance with applicable law.  The remainder of this Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have executed this Agreement by their duly authorized representatives as of the date set forth above.

WINDER ELECTRIC CO., LTD.	YING HE

By: /s/ Ying He	/s/Ying He
Name: Ying He	Address: C/o Deer Consumer Products, Inc.
Title: President	Area 2, 1/F, Building M-6,
Address: Industry Development Zone	Central High-Tech Industrial Park, Nanshan,
Area 3-1, YangJiang GuanDong PRC	Shenzhen, China 518057

FA’MIN HE	Shenzhen De Mei Long Electric Appliances Co., Ltd.

/s/ Fa’Min He	By: /s/ Qiyun Xu
Address: C/o Deer Consumer Products, Inc.	Name: Qiyun Xu
Area 2, 1/F, Building M-6,	Title: Authorized Signatory
Central High-Tech Industrial Park, Nanshan,	Address: High Technology Industry Zone 8,
ShenZhen, China 518057	Heping Town, BaoAn District, ShenZen, GuangDong PRC

Shenzhen Kafu Industrial Co., Ltd.

By:/s/ JianWen He
Name: JianWen He
Title: Authorized Signatory
Address: Baofeng Building, Room 405-407
Dongmen South Street, Luohu District, PRC

Schedule A

LIST OF LICENSORS

Ying He
Fa’min He
Shenzhen De Mei Long Electric Appliances Co., Ltd
Shenzhen Kafu Industrial Co., Ltd.

SCHEDULE B
PATENTS

#	Patent name	patent number	expiration date	From	cert. number
1	blender (BL7228)	ZL 2007 3 0174518.8	43019	Delta	847330
2	blender (BTC-728)	ZL 2007 3 0134131.X	42885	Delta	836972
3	blender (BTC-435)	ZL 2007 3 0134132.4	42885	Delta	839980
4	blender (BTC-229)	ZL 2007 3 0134355.0	42893	Delta	837513
5	Juicer (BTC901/BTC902)	ZL 2007 3 0134352.7	42893	Delta	839977
6	blender (BTC329)	ZL 2006 3 0018413.9	42609	Delta	670174
7	ice crusher (SH0148)	ZL 2007 3 0174407.7	43017	Delta	847376
8	blender (BL7210)	ZL 2007 3 0174472.X	43022	Delta	867721
9	blender (BL-7119)	ZL 2004 2 0092983.3	41958	Ying He	459549
10	blender lid	ZL 2005 3 0052902.1	42066	Ying He	490527
11	(Blender Express)	ZL 2004 3 0091954.5	41946	Ying He	451033
12	blender switch plate	ZL 2005 3 0052901.7	42065	Ying He	486806
13	fruit chopper (F02)	ZL 033623295	41518	Ying He	364064
14	blender (BL-757)	ZL 033229589	41381	Ying He	357453
15	Juicer (CP611)	ZL 033382611	41444	Ying He	350356
16	blender base (BL-710)	ZL 03 3 22954.6	41381	Ying He	339758
17	meat blender base (CP411)	ZL 03 3 38260.3	41444	Ying He	340207
18	blender (BL-911)	ZL 03 3 22959.7	41381	Ying He	332350
19	Juicer (JC123)	ZL 03 322955.4	41381	Ying He	331668
20	home use blender (BL999)	ZL 02 3 29247.4 ?	41058	Ying He	283011
21	blender (CP-68)	ZL 02 3 29248.2	41058	Ying He	273965
22	juice blender (JC-176)	ZL 02 3 29542.2	41058	Ying He	273329
23	blender (BL50)	ZL 2005 3 0155965 X	42294	Famin He	574023
24	blender (BL4413)	ZL 2005 3 0155975.3	42337	Famin He	574055
25	blender (BL70)	ZL 2005 3 0155966.4	42337	Famin He	573942
26	blender (BL-929/929B)	ZL 2005 3 0155976.8	42337	Famin He	573941
27	blender (BL-7718)	ZL 2005 3 0155967.9	42337	Famin He	573918
28	Juicer (JC-6888)	ZL 2005 3 0155963.0	42337	Famin He
29	home use blender (6108)	ZL 2004 3 0040191.1	41768	Famin He	424900
30	home use blender JR.B	ZL 2004 3 0040003.5	41758	Famin He	415387
31	blender (BL-733)	ZL 2003 3 0116178.5	2013-20-28	Famin He	385790
32	blender (BL-7708)	ZL 2005 3 0155968.3	42337	Famin He	577653
33	blender (BL-368)	ZL 2005 3 0155962.6	42337	Famin He	577707
34	blender (BL-899)	ZL 2005 3 0155961.1	42337	Famin He	574223
35	food processor (4412B)	ZL 2005 3 0155956.0	42337	Demei Long	573943
36	blender (SS303)	ZL 2005 3 0155977.2	42337	Demei Long	573919
37	food processor (4412)	ZL 2005 3 0155978.7	42337	Demei Long	577652
38	blender (BTC329)	ZL 2005 3 0155957.5	42337	Demei Long	573917
39	blender (SJRA4)	ZL 2004 3 0037149.4	41720	Famin He	405684
40	blender (BLAST)	ZL 2004 3 0037148.X	41720	Famin He	402743
41	blender (JR.A)	ZL 2004 3 0037147.5	41720	Famin He	405575
42	Juicer (BL717)	ZL 02 3 23548.9	40993	Ying He	256261
43	Juicer (BL707)	ZL 02 3 23547.0	40993	Ying He	256179
44	blender (CP-100)	ZL 02 3 29545.7	41058	Ying He	273614
45	blender (CP-56)	ZL 02 3 29249.0	41058	Ying He	274096
46	Juicer (BL-767)	ZL 02 3 29544.9	41058	Ying He	273602
47	Juicer (JC753)	ZL 02 3 29574.0	41059	Ying He	273503
48	blander(KJ200)	ZL 2004 3 0043314.7	41810	Famin He	435802
49	Juicer(BL777)	ZL 02 3 28147.2	41074	Ying He	273860
50	juicer(BL-461)	ZL 02 3 29246.6	41058	Ying He	273728
51	FO1 salad machine	ZL 02 3 29240.7	41058	Ying He	273088
52	blander base(BL-711)	ZL 2003 3 0118059.3	41604	Famin He	389094
53	blander（BL-747）	ZL 03 3 22962.7	41381	Ying He	340383
54	blander(CP-M71)	ZL 02 3 29251.2	41058	Ying He	273212
55	blander(CP-M4)	ZL 02 3 29543.0	41058	Ying He	273404
56	4 in 1 blander(BL-708)	ZL 02 3 29250.4	41058	Ying He	273089
57	blander(BL-T1P)	ZL 02 3 29241.5	41058	Ying He	273211
58	blander(BL795)	ZL 02 3 29245.8	41058	Ying He	273613
59	blander(BL-721)	ZL 02 3 29244.X	41058	Ying He	273500
60	ice crusher(BL250)	ZL 02 3 29243.1	41058	Ying He	273402
61	blander(BL242)	ZL 02 3 29242.3	41058	Ying He	295778
62	blander(BL-T1-B)	ZL 02 3 29575.9	41059	Ying He	273615
63	meat blander(S-MINCER)	ZL 02 3 28148.0	41078	Ying He	273956
64	bottle opener（ONP101）	ZL 03 3 22960.0	41381	Ying He	330757
65	blander BLAST.B	ZL 2004 3 0040021.3	41758	Famin He	415514

B 1

SCHEDULE B
PATENTS

Num	Patent Name	Patent Number	Expiration Date	From	Certificate Number
66	Blender Cup	ZL 2006 2 0017985.X	2016-8-27	Delta International	938770
67	Transmission structure for blender and juicer	ZL 2007 2 0121167.9	2017-7-1	Delta International	1142069
68	High Resistance Blender Cup	ZL 2006 2 0017987.9	2016-8-27	Delta International	939260
69	Blender device with protective mechanism (6108)	ZL 2005 2 0056293.1	3/22/15	Ying He (Bill)	777620
70	Water-proofed Blender mechanism	ZL 2005 2 0056295.0	3/22/15	Ying He (Bill)	777993
71	Glass Blender Cup	ZL 2005 2 0056604.4	3/30/15	Ying He (Bill)	790242
72	Blender device with protective mechanism	ZL 2004 2 0095454.3	11/16/14	Ying He (Bill)	777842
	(DSNBlender)
73	Blender/Juicer Device	ZL 2004 2 0094877.3	10/30/14	Ying He (Bill)	739231
74	Blender with pressurized ring-type safety device	ZL 03 2 73795.5	8/22/13	Ying He (Bill)	642223
75	Double Axial Transmission Blender Device	ZL 2005 2 0057175.2	4/14/15	Ying He (Bill)	812390
76	Multi-Function Food Processor Device	ZL 2005 2 0057171.4	4/14/15	Ying He (Bill)	804194
77	Heat resistant Blender Device	ZL 2005 2 0058633.4	5/16/15	Ying He (Bill)	809631
78	Dam pering Blender Device	ZL 2005 2 0058635.3	5/16/15	Ying He (Bill)	819626
79	Knob Switch	ZL 2005 2 0055810.3	3/10/15	Ying He (Bill)	789623
80	Anti-Slip Blender Device	ZL 2005 2 0058634.9	5/16/15	Ying He (Bill)	819392
81	Double Axial Blender Device with safety structure	ZL 2005 2 0057174.8	2015-4-14	Ying He (Bill)	842612
82	Connecting Structure for Motor Shaft and Transmission	ZL 2004 2 0044597.1	4/5/14	Fa Min He	706742
83	Blender Cup with Ring Seal	ZL 2004 2 0044598.6	4/5/14	Fa Min He	698763
	Blender with ring type water proof
84	pressurized ring safety device on glass cup	ZL 2003 2 0117395.0	10/22/13	Fa Min He	662574
85	Blender with heat exhaust capabilities	ZL 2003 2 0117397.X	10/22/13	Fa Min He	659618
86	Noise reducing and dampering blender	ZL 2003 2 0117216.3	10/15/13	Fa Min He	659424
87	Plastic component and blender device that use such plastic component	ZL 2004 2 0044641.9	4/8/14	Fa Min He	738340
88	lender with lockable container	ZL 2003 2 0117215.9	10/15/13	Fa Min He	659245
89	A type of Bearing	ZL 2004 2 0042808.8	2/18/14	Fa Min He	683612
90	Waterproof Structure for Blender Transmission	ZL 2005 2 0066269.6	2015-10-19	Fa Min He	858237
91	Button Type Switch for Blenders	ZL 2004 2 0046463.3	5/26/14	Fa Min He	722399

B 2

SCHEDULE C
TRADEMARKS

Num	Document Name	Registered Party	Registered Address	Certificate NO	Expiration Date
1	Trademark Registration (NOWAKE)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	3133608	8/20/2013
2	Trademark Registration (KYOWA)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	3133609	8/13/2013
3	Trademark Registration (Deer)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	1977092	4/20/2013
4	Trademark Registration (D&R)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	3215570	2/13/2014
5	Trademark Registration (Blendtec)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	4446483	11/13/2017
6	Trademark Registration (K-tec)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	4446484	10/13/2017
7	Trademark Registration (Blendermate)	Winder Electric Group Ltd	No.1, District 3, Zhan Gang Science &	4390572	6/13/2017
8	Trademark Registration?aiders)	Delta International Limited	Area 2, 1/F, M-6 Building, Central High- Tech Industrial Park NanShan, ShenZhen	5444658	5/27/2019
9	Trademark Registration (Bartec)	Ying He 610221196812110517	Area 2, 1/F, M-6 Building, Central High- Tech Industrial Park NanShan, ShenZhen	4597280	2/13/2018
10	Trademark Registration (winder Souls)	Shenzhen Kafu Ltd. Co	Baofeng Building 405- 407, South Dongmen #28, Luohu District, Shenzhen	1913964	12/6/2012
11	Trademark Registration (MJ-176NR)	Shenzhen Kafu Ltd. Co	Baofeng Building 405- 407, South Dongmen #28, Luohu District, Shenzhen	1910989	12/6/2015